UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2022

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRET	*
Series B Preferred Shares, par value $0.01 per share	PRETL	*
Series C Preferred Shares, par value $0.01 per share	PRETM	*
Series D Preferred Shares, par value $0.01 per share	PRETN	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022 under the symbols PRET, PRETL, PRETM, and PRETN.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

PR Woodland Limited Partnership (“PR Woodland”) a Delaware limited partnership indirectly owned by Pennsylvania Real Estate Investment Trust (“PREIT”) and PR Woodland Anchor-S, LLC, a Delaware limited liability company indirectly owned by PREIT (“PR Woodland Anchor-S” and together with PR Woodland, the “Borrowers”), are borrowers under a loan agreement secured by the Woodland Mall in Grand Rapids, Michigan. On December 29, 2022, the Borrowers; PREIT Associates, L.P., as guarantor; the administrative agent, and the lenders entered into an amendment to the loan agreement, primarily to extend the maturity date. Among other changes, that amendment: (i) reduces the repayment guarantee by PREIT Associates, L.P. to $6.5 million; (ii) extends the maturity date of the loan agreement to June 10, 2023 with an additional option to extend the maturity date to October 5, 2023; (iii) reduces the monthly principal payment amounts; and (iv) requires the borrowers to pay to the lenders a $3.5 million remargin payment (which payment was made on December 30, 2022).

A copy of PREIT’s press release announcing the transaction described above in Item 8.01 of this Current Report on Form 8-K is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 3, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: January 4, 2023	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel